Exhibit 10.35

WARRANT

To Purchase 25,000 Shares of

Common Stock

of

MEDICALCV, INC.

No. LW001

This Warrant and the securities issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 (the “Securities Act”) or under any state securities or “Blue Sky” laws (“Blue Sky Laws”).  No transfer, sale, assignment, pledge, hypothecation or other disposition of this Warrant or the securities issuable upon exercise of this Warrant or any interest therein may be made except (a) pursuant to an effective registration statement under the Securities Act and any applicable Blue Sky Laws or (b) if the Company has been furnished with an opinion of counsel for the holder, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that no registration is required because of the availability of an exemption from registration under the Securities Act and applicable Blue Sky Laws.

THIS CERTIFIES THAT, for good and valuable consideration, LIGHTWAVE ABLATION SYSTEMS, INC., a North Carolina corporation (“LightWave”) or its registered assigns, is entitled to subscribe for and purchase from MedicalCV, Inc., a Minnesota corporation (the “Company”), at any time to and including the date that is seven (7) years after the date hereof.  Twenty-five thousand (25,000) fully paid and nonassessable shares of the Common Stock of the Company at the price of $1.46 per share (the “Warrant Exercise Price”), subject to the antidilution provisions of this Warrant.  The shares which may be acquired upon exercise of this Warrant are referred to herein as the “Warrant Shares.”  As used herein, the term “Holder” means LightWave, any party who acquires all or a part of this Warrant as a registered transferee of LightWave, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant; the term “Common Stock” means the Company’s Common Stock, $.01 par value.

This Warrant is subject to the following provisions, terms and conditions:

1.                                       Exercise; Conversion Right; Transferability.

(a)                                  The rights represented by this Warrant may be exercised by the Holder hereof at any time, for a period of seven (7) years commencing on the date hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant along with a check in payment of the Warrant Exercise Price for such shares.

(b)                                 Subject to the restrictions on transfer of this Warrant or the Warrant Shares set forth herein, the Holder of this Warrant shall have the right to require the Company to convert this Warrant (the “Conversion Right’) at any time after the date hereof and prior to its expiration into shares of Common Stock as provided for in Sections 1(b) through 1(d) hereof.  Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Warrant Exercise Price) that number of shares of Company Common Stock equal to the quotient obtained by dividing (i) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Warrant Exercise Price for the Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value (as defined in Section 10 hereof) for the Warrant Shares immediately prior to the exercise of the Conversion Right) by (ii) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

(c)                                  The Conversion Right may be exercised by the Holder, at any time or from time to time, after the date hereof and prior to its expiration, on any business day by delivering a written notice in the form attached hereto (the “Conversion Notice”) to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of shares of Common Stock the Holder will purchase pursuant to such conversion and (ii) a place and date not less than one or more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

(d)                                 At any Closing under Section 1(c) hereof, (i) the Holder will surrender the Warrant, (ii) the Company will deliver to the Holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the Holder a new warrant representing the number of shares, if any, with respect to which the Warrant shall not have been exercised.

(e)                                  Subject to the provisions of Section 7 hereof, this Warrant shall be fully transferable, in whole or in part; provided that this Warrant shall be transferable only on the books of the Company by the Holder in person, or by duly authorized attorney, on surrender of the Warrant, properly assigned.

2.                                       Exchange and Replacement.  Subject to Sections 1 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.  This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement.  The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges incurred by it in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 2.

3.                                       Issuance of the Warrant Shares.

(a)                                  The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Shares as aforesaid.  Subject to the provisions of paragraph (b) of this Section 3, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

(b)                                 Notwithstanding the foregoing, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws.  Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws, except as provided in Section 9.  If registrations are not in effect and if exemptions are not available when the Holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions are available, and the Warrant shall then remain exercisable for a period of at least 30 calendar days from the date the Company delivers to the Holder written notice of the availability of such registrations or exemptions.  The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.

4.                                       Covenants of the Company.  The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issuance thereof.  The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

5.                                       Antidilution Adjustments.  The provisions of this Warrant are subject to adjustment as provided in this Section 5; provided that no adjustment shall be made pursuant to this Section 5 which has the effect of duplicating any adjustment made pursuant to the Articles of Incorporation of the Company or any Certificate of Designation thereto, if any.

(a)                                  The Warrant Exercise Price shall be adjusted from time to time such that in case the Company shall hereafter:

(i)                                     pay any dividends on any class of stock of the Company payable in Common Stock or securities convertible into Common Stock;

(ii)                                  subdivide its then outstanding shares of Common Stock into a greater number of shares; or

(iii)                               combine outstanding shares of Common Stock, by reclassification or otherwise;

then, in any such event, the Warrant Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (A) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing Warrant Exercise Price, by (B) the total number of shares of Common Stock outstanding immediately after such event (including in each case the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock), and the resulting quotient shall be the adjusted Warrant Exercise Price per share.  An adjustment made pursuant to this subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.  If, in connection with an adjustment made pursuant to this subsection or otherwise, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted Warrant Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock.  All calculations under this subsection shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be.  In the event that at any time, in connection with an adjustment made pursuant to this subsection or otherwise, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the Warrant Exercise Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section.

(b)                                 Upon each adjustment of the Warrant Exercise Price pursuant to Section 5(a) above, the Holder of each Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Warrant Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in such Warrant (as adjusted as a result of all adjustments in the Warrant Exercise Price in effect prior to such adjustment) by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Exercise Price.

(c)                                  In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another corporation of all or substantially all of the assets of the Company, as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustment under subsection (a) of this Section above but the Holder of each Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which the Holder would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale, or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale, or conveyance.  The Company shall give written notice, by first-class mail, postage prepaid, addressed to the Holder as shown on the books of the Company, of the date on which such consolidation, merger, sale, conveyance or statutory exchange shall take place.  Such notice shall also specify the date as of which the Holder shall be entitled to exchange such Holder’s Warrant Shares (if any) for securities or other property deliverable upon such consolidation, merger, sale, conveyance or statutory exchange, as the case may be.  Such written notice shall be at least 20 days prior to the action in question.  In any such case, if deemed necessary by the Company’s Board of Directors to fairly protect the rights of the Holders stated herein, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant.  The provisions of this subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

(d)                                 Upon any adjustment of the Warrant Exercise Price, then and in each such case, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

6.                                       No Voting Rights.  This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

7.                                       Notice of Transfer of Warrant or Resale of the Warrant Shares.

(a)                                  The Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder’s intention to do so, describing briefly the manner of any proposed transfer.  Promptly upon receiving such written notice, the Company shall present copies thereof to the Company’s counsel and to counsel to the original purchaser of this Warrant.  If in the opinion of each such counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

(b)                                 If in the opinion of either of the counsel referred to in this Section 7, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such transfer or disposition as, in the opinion of both such counsel, are permitted by law.  Notwithstanding the foregoing, the Company shall not be obligated to permit a transfer of this Warrant or the Warrant Shares to any transferee that is not an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act.

8.                                       Fractional Shares.  Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the Fair Market Value of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (b) the proportional part of the Warrant Exercise Price, if paid by the Holder, represented by such fractional share.

9.                                       Registration Rights.

(a)                                  If the Company at any time until two (2) years after complete exercise or expiration of this Warrant proposes to register under the Securities Act (except by a Form S-4 or Form S-8 Registration Statement or any successor forms thereto) any of its equity securities, it will give written notice to all Holders of this Warrant, any Warrants issued pursuant to Section 2 and/or Section 3(a) hereof, and any Warrant Shares of its intention to do so and, on the written request of any such Holder given within twenty (20) days after receipt of any such notice (which request shall specify the Warrant Shares intended to be sold or disposed of by such Holder and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause all such Warrant Shares, the Holders of which shall have requested the registration or qualification thereof, to be included in such registration statement proposed to be filed by the Company; provided that:

(i)                                     if a greater number of Warrant Shares is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of Warrant Shares proposed to be offered by such Holders for registration, as well as the number of securities of any other selling shareholders participating in the registration, shall be proportionately reduced to a number deemed satisfactory by the managing underwriter

(ii)                                  the Company may, at its sole discretion and without the consent of any holder of the Warrant Shares, withdraw such registration statement and abandon the proposed offering in which any such holder had requested to participate;

(iii)                               if the offering to which the registration statement relates is to be distributed by or through an underwriter, each holder of the Warrant Shares shall agree, as a condition to the inclusion of such holder’s securities in such registration, to sell securities held by such holder through such underwriter on the same terms and conditions as the underwriter agrees to sell securities on behalf of the Company and not to sell, transfer, pledge, assign or otherwise dispose of the Warrant Shares of the Company not sold by such holder in such offering for such period (up to 180 days after the effective date of the registration statement) as may be required by the underwriter;

(iv)                              the Company shall not be obligated to include any Warrant Shares in any such registration for any Holder who is able to sell all of the Warrant Shares in a single transaction pursuant to Rule 144 under the Securities Act (or any other similar rule or regulation) during the three-month period beginning on the date such notice is received by such holder, calculated as of the date of such receipt.

(b)                                 Further, on a one-time basis only, at any time until two (2) years after complete exercise or expiration of this Warrant, upon request by the Holder or Holders of a majority in interest of this Warrant, of any Warrants issued pursuant to Section 2 and/or Section 3(a) hereof, and of any Warrant Shares, the Company will promptly take all necessary steps to register or qualify, under the Securities Act and the securities laws of such states as the Holders may reasonably request, such number of Warrant Shares issued and to be issued upon conversion of the Warrants requested by such Holders in their request to the Company; provided that the Company shall not be obligated to include any Warrant Shares in any such registration for any Holder who is able to sell all of the Warrant Shares in a single transaction pursuant to Rule 144 under the Securities Act (or any other similar rule or regulation) during the three-month period beginning on the date such notice is received by such holder, calculated as of the date of such receipt.  The Company shall keep effective and maintain any registration, qualification, notification, or approval specified in this Paragraph (b) for such period as may be reasonably necessary for such Holder or Holders of such Warrant Shares to dispose thereof and from time to time shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with applicable law.

(c)                                  Upon the exercise of registration rights pursuant to this Section 9, Holder agrees to supply the Company with such information as may be required by the Company to register or qualify the shares to be registered.

(d)                                 With respect to each inclusion of securities in a registration statement pursuant to this Section 9, the Company shall bear the following fees, costs, and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company is required to bear such fees and disbursements), all internal expenses, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified.  Fees and disbursements of special counsel and accountants for the selling Holders, underwriting discounts and commissions, and transfer taxes for selling Holders and any other expenses relating to the sale of securities by the selling Holders not expressly included above shall be borne by the selling Holders.

(e)                                  The Company hereby indemnifies each of the Holders of this Warrant and of any Warrant Shares, and the officers and directors, if any, who control such Holders, within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, and liabilities caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (and as amended or supplemented if the Company shall have furnished any amendments thereof or supplements thereto), any Preliminary Prospectus or any state securities law filings; (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein; and each such Holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company, each of its officers who signs such Registration Statement, each underwriter of the Common Stock so registered, and each person, if any, who controls the Company or such underwriter, within the meaning of Section 15 of the Securities Act, with respect to losses, claims, damages, or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein.

(f)                                    The Company will furnish the Warrantholder with a reasonable number of copies of any prospectus or offering circular and one copy of the registration statement included in such filings and will amend or supplement the same as required during the nine (9) month period following the effective date of the registration statement, provided, that the expenses of any amendment or supplement made or filed more than three (3) months after the effective date of the registration statement, at the request of the Warrantholder, shall be borne by the Warrantholder.

(g)                                 It shall be a condition of the Company’s obligation to register the Warrant Shares hereunder that the Warrantholder agrees to cooperate with the Company in the preparation and filing of any such registration statement, or in its efforts to establish that the proposed sale is exempt under the Securities Act, as to any proposed distribution.  It shall also be a condition of the Company’s obligations under this Agreement that, in the case of the filing of any registration statement, and to the extent permissible under the Securities Act, and controlling precedent thereunder, the Company and the Warrantholder provide cross-indemnification agreements to each other in customary scope covering the accuracy and completeness of the information furnished by each.  The Company shall not be obligated to register any Warrant Shares which are eligible for sale under Rule 144(k) under the Securities Act, or any successor or similar rule under the Securities Act which permits the exempt sale of the Warrant Shares.

10.                                 Fair Market Value.  Fair Market Value of a share of Common Stock as of a particular date (the “Determination Date”) shall mean:

(a)                                  If the Company’s Common Stock is traded on an exchange or is listed on the Nasdaq National Market or the Nasdaq SmallCap Market, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date; or

(b)                                 If the Company’s Common Stock is not traded on an exchange or listed on the Nasdaq National Market or the Nasdaq SmallCap Market but is listed on the OTC Bulletin Board, the National Quotation Bureau, the BBX, or any comparable reporting service, then the average of the closing bid and ask prices reported for the ten (10) business days immediately preceding the Determination Date; or

(c)                                  If the Company’s Common Stock is not listed on an exchange, on the Nasdaq National Market, the Nasdaq SmallCap Market, the OTC Bulletin Board, the National Quotation Bureau, the BBX, or any comparable reporting service, then the fair market value as determined in good faith by the Board of Directors of the Company.

11.                                 Miscellaneous.

(a)                                  The Company may deem and treat the registered Holder as the holder and owner hereof (notwithstanding any notations of ownership or writing made hereon by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for transfer as provided herein and then only if such transfer meets the requirements of Section 7.

(b)                                 The Holder understands that the Company at a future date may file a registration or offering statement (the “Registration Statement”) with the Commission to facilitate a public offering of its securities.  The Holder agrees, for the benefit of the Company, that should such a public offering be made and should the managing underwriter of such offering require, the Holder will not, without the prior written consent on the Company and such underwriter, during the “Lock Up Period,” as defined herein:

(i)                                     sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any of the Shares beneficially held by the Holder during the Lock Up Period;

(ii)                                  sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any options, rights or warrants to purchase any of the Shares beneficially held by the Holder during the Lock Up Period; or

(iii)                               sell or grant, or agree to sell or grant, options, rights or warrants with respect to any of the Shares.

The foregoing does not prohibit gifts to donees or transfers by will or the laws of descent or distribution to heirs or beneficiaries provided that such donees, heirs and beneficiaries shall be bound by the restrictions set forth herein.  The term “Lock Up Period” shall mean the lesser of (x) 180 days or (y) the period during which Company officers and directors are restricted by the managing underwriter in connection with such public offering from effecting any sales or transfers of the Company’s Common Stock.  The Lock Up Period shall commence on the effective date of the Registration Statement.

[signature page follows]

IN WITNESS WHEREOF, MedicalCV, Inc. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated August 27, 2003.

MEDICALCV, INC.

By	/s/ Blair P. Mowery
President and Chief Executive Officer

NOTICE OF EXERCISE OF WARRANT

(To be signed upon the exercise of the Warrant)

The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase, for cash,                                  of the shares of Common Stock issuable upon the exercise of such Warrant, and requests that certificates for the shares of Common Stock (together with a new Warrant to purchase the number of shares, if any, with respect to which this Warrant is not exercised) be issued in the name and address set forth below.

Dated:

(Signature)

(Name)

(Address)

(Social Security or Tax Ident. No.)

*                                         The signature on the Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever.  When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.

CONVERSION NOTICE

(To be signed upon exercise of Warrant pursuant to Sections 1(b) through 1(d))

The undersigned hereby irrevocably elects to exercise the Conversion Right provided in Sections 1(b) through 1(d) of the within Warrant for, and to acquire thereunder,                  shares of Common Stock.  If said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.

Please issue a certificate or certificates for the shares of Common Stock in the name set forth below.

Dated:

(Signature)

(Name)

(Address)

(Social Security or Tax Ident. No.)

*                                         The signature on the Conversion Notice must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever.  When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.

ASSIGNMENT OF WARRANT

(To be signed only upon authorized transfer of the Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto                              the right to purchase                  shares of Common Stock of MedicalCV, Inc., to which the within Warrant relates and appoints                                 , as attorney-in-fact, to transfer said right on the books of MedicalCV, Inc. with full power of substitution in the premises.  By accepting such transfer, the transferee has agreed to be bound in all respects by the terms and conditions of the within Warrant.

Dated:

(Signature)

(Name)

(Address)

(Social Security or Tax Ident. No.)

*                                         The signature on the Assignment of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever.  When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your positions) and title(s) with such entity.